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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

      Date of Report (date of earliest event reported):  January 31, 1997


                                 PITT-DES MOINES, INC.
             (Exact name of registrant as specified in its charter)


  Commonwealth of Pennsylvania            1-5259               25-0729430
   (State or other jurisdiction of     (Commission           (IRS Employer
   incorporation)                      File Number)      Identification Number)



 3400 Grand Avenue, Pittsburgh, Pennsylvania                        15225
  (Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code:            (412) 331-3000



                                 Not Applicable
         (Former name or former address, if changed since last report)
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ITEM 5.                    OTHER EVENTS

Attached hereto as Exhibit 99.1 and incorporated herein by reference, is a copy of the Company's press release dated January 31, 1997 which announced the acquisition of General Steel Corporation, a steel service center in Vancouver, Washington.



ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)       Exhibits

          99.1 Press Release dated January 31, 1997 (filed herewith)



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                                 SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     PITT-DES MOINES, INC.



                                     By:  /s/  R. A. Byers
                                          _______________________
                                             R. A. Byers
                                          Vice President, Finance
                                          and Chief Financial Officer



Dated:  February 3, 1997



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                                 EXHIBIT INDEX



Exhibit
Number


99.1  Press Release dated January 31, 1997



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